Exhibit 99.2

 CLEARWATER PAPER CORPORATIONTHIRD QUARTER 2018SUPPLEMENTAL INFORMATION  11/08/18 LINDA MASSMANPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTORJOHN HERTZSENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

     FORWARD-LOOKING STATEMENTS  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Shelby, North Carolina expansion; financial models; estimated Q4 2018 net earnings, EBITDA, adjusted EBITDA, operating income, adjusted operating income, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin; and Q4 2018 product pricing and sales mix, product volumes shipped, pulp, transportation and maintenance. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;the loss of, changes in prices in regards to, or a reduction in orders from, a significant customer;changes in customer product preferences and competitors' product offerings;our ability to successfully implement our operational efficiencies and cost savings strategies, including related capital projects, and achieve the expected operational or financial results of those projects, including from the continuous digester at our Lewiston facility;our ability to complete construction of our new tissue manufacturing operations in Shelby, North Carolina on time and within current cost expectatoins;customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations when they are completed;changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;labor disruptions;changes in transportation costs and disruptions in transportation services;changes in the cost and availability of wood fiber and wood pulp;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities;changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;cyclical industry conditions; changes in expenses and required contributions associated with our pension plans;environmental liabilities or expenditures;cyber-security risks;reliance on a limited number of third-party suppliers for raw materials;our ability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation.   2

   THIRD QUARTERFINANCIAL HIGHLIGHTS  $426 MILLION NET SALES, DOWN 1% VS. Q2'18 $47 MILLION GAAP OPERATING INCOME$49 MILLION ADJUSTED EBITDA1, ABOVE OUTLOOK RANGE OF $40 TO $46 MILLION DILUTED GAAP EPS OF $2.08 AND ADJUSTED DILUTED EPS OF $1.351RECORD PAPERBOARD SHIPMENTSCOMPLETED DIVESTITURE OF LADYSMITH MILL  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  3

FINANCIAL SUMMARY (GAAP BASIS)
(UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18
Net sales	$437,525	$429,663	$426,504	$436,716	$436,952	$432,099	$426,460
Gross Profit	$50,465	$48,602	$39,742	$61,258	$44,519	$44,945	$50,239
Selling, general and administrative expenses	($29,955)	($29,454)	($34,582)	($34,891)	($32,980)	($26,564)	($26,283)
Operating income (loss)[1]	$20,510	$19,148	$5,160	$26,367	$11,539	$18,381	$46,900
Consumer Products[1]	$6,204	$10,698	$4,525	$7,546	$1,629	($3,604)	($1,269)
Gain on divested assets	$—	$—	$—	$—	$—	$—	$22,944
Pulp and Paperboard[1]	$27,200	$21,071	$14,735	$34,354	$26,154	$34,192	$38,280
Corporate[1]	($12,894)	($12,621)	($14,100)	($15,533)	($16,244)	($12,207)	($13,055)
Operating margin	4.7%	4.5%	1.2%	6.0%	2.6%	4.3%	11.0%
Interest expense, net	($8,043)	($7,673)	($7,683)	($7,975)	($8,020)	($7,723)	($7,547)
Non-operating pension and other postretirement benefit costs[1]	$48	$517	$291	$287	($1,279)	($1,187)	($1,234)
Income tax (provision) benefit[2]	($5,000)	($3,955)	$3,095	$62,245	$360	($2,510)	($3,675)
Net earnings	$7,515	$8,037	$863	$80,924	$2,600	$6,961	$34,444
Net earnings per diluted common share	$0.45	$0.48	$0.05	$4.88	$0.16	$0.42	$2.08

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] The income tax benefit in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

4

FINANCIAL SUMMARY (ADJUSTED BASIS) (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18 Outlook[7]
Net sales	$437,525	$429,663	$426,504	$436,716	$436,952	$432,099	$426,460	1% - 2% Lower
Adjusted gross profit[1]	$56,668	$49,820	$41,048	$61,675	$44,712	$45,768	$50,399	
Adjusted gross profit margin[1,2]	13.0%	11.7%	9.7%	14.2%	10.2%	10.6%	11.8%	
Adjusted selling, general and administrative expenses[1]	($31,290)	($30,832)	($29,158)	($29,941)	($28,778)	($27,171)	($25,644)	
Adjusted operating income (loss)[1,3]	$25,378	$18,988	$11,890	$31,734	$15,934	$18,597	$24,755	
Consumer Products[3]	$12,407	$11,916	$10,312	$11,513	$3,072	($2,596)	($1,024)	
Pulp and Paperboard[3]	$27,200	$21,071	$14,735	$34,486	$26,445	$34,284	$38,351	
Corporate[3]	($14,229)	($13,999)	($13,157)	($14,265)	($13,583)	($13,091)	($12,572)	
Adjusted operating margin[1,4]	5.8%	4.4%	2.8%	7.3%	3.6%	4.3%	5.8%	4.0% - 5.5%
Interest expense, net	($8,043)	($7,673)	($7,683)	($7,975)	($8,020)	($7,723)	($7,547)	
Non-operating pension and other postretirement benefit costs[3]	$48	$517	$291	$287	($1,279)	($1,187)	($1,234)	
Adjusted income tax (provision) benefit[1,5]	($6,655)	($3,902)	$807	($9,597)	($1,415)	($2,566)	$6,315	
Adjusted net earnings[1]	$10,728	$7,930	$5,305	$14,449	$5,220	$7,121	$22,289	
Depreciation and amortization expense	$27,557	$26,055	$25,856	$25,522	$25,167	$25,177	$25,342	
Adjusted EBITDA[1]	$49,320	$45,023	$37,621	$57,543	$39,822	$42,587	$48,863	$40,000 - $46,000
Consumer Products[3]	$26,986	$27,671	$25,969	$25,913	$17,369	$11,624	$13,423	
Pulp and Paperboard[3]	$35,305	$29,427	$23,063	$44,171	$35,874	$43,645	$47,667	
Corporate[3]	($12,971)	($12,075)	($11,411)	($12,541)	($13,421)	($12,682)	($12,227)	
Adjusted EBITDA margin[1,6]	11.3%	10.5%	8.8%	13.2%	9.1%	9.9%	11.5%	
Adjusted net earnings per diluted common share[1]	$0.64	$0.48	$0.32	$0.87	$0.31	$0.43	$1.35	
Debt Leverage Ratio[1,8]	3.37	3.71	3.69	3.86	4.15	3.95	3.97	
Cash flow from operations	$45,538	$58,061	$48,577	$25,494	$30,853	$80,023	$10,223	
Capital Expenditures	$41,804	$47,750	$49,269	$59,862	$49,747	$117,712	$85,040	

[1] Non-GAAP measure - See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[4] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[5] The income tax benefit in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.
[6] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[7] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[8] Debt leverage ratio is calculated as the net debt to rolling four quarter total adjusted EBITDA plus franchise taxes.

5

Q3'18 VS. Q2'18 CONSOLIDATED ADJUSTED EBITDA[1] BRIDGE

PRICE/MIX	Higher paperboard and tissue pricing from previously announced increases and better mix
VOLUME	Record paperboard shipments more than offset by lower tissue shipments due to partial loss of a large customer
PULP/WOOD FIBER	Improved fiber prices offset by higher pulp prices
TRANSPORTATION	CPD operating model improvements by way of reduced freight and external warehousing
ENERGY	Seasonally higher electrical rates
DIVESTITURE	Divestiture of Ladysmith Mill



ADJ. EBITDA[1] (MILLIONS)
$54
$52
$50
$48
$46
$44
$42
$40
$42.6
$5.9
-$0.5
$0.3
$2.9
-$3.0
-$0.8
$1.5
$48.9
Q2'18 Adj. EBITDA [1]
Price/Mix
Volume
Pulp/Wood Fiber
Transportation
Energy
Divestiture
Other
Q3'18 Adj. EBITDA [1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

6

 Q3’18 VS. Q3’17CONSOLIDATED ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  PRICE/MIX    Higher paperboard pricing offset by lower tissue pricing and higher mix of non-retail tissue shipments  VOLUME    Record paperboard shipments  PULP/WOOD FIBER    Higher pulp and fiber prices  TRANSPORTATION    Higher freight costs due to realized line haul rate increases, partially offset by CPD operating model benefits  MAINTENANCE    Absence of planned major outage at Idaho Facility  SG&A    SG&A cost reduction initiative  ADJ, EBITDA1(MILLIONS)  1  1  7

 SHELBY EXPANSION:$380 - $390 MILLION    PAPER MACHINE    Install NTT Tissue Machine and Converting Equipment  LOCATION    Shelby, NC adjacent to current Tissue plant  CAPACITY    70,000 Tons  COST    $320 - $330 Million  START PRODUCTION    Q1-2019  FULL SHIPMENT RUN-RATE    Late 2020  8  WAREHOUSE CONSOLIDATION    Improve operational efficiency in Eastern Regions. Less reliance on 3PL  LOCATION    Shelby, NC adjacent to current Tissue plant  COST    $60 Million  CONSTRUCTION    Q2-2017 through Q1-2019

 Amended Senior Secured revolving line of credit (revolver) covenantsLeverage ratio covenant changed from a total debt ratio to a secured debt ratio onlyInterest coverage ratio covenant reducedAdded an asset coverage ratio   COVENANT    FROM    TO            Leverage    Net debt/ LTM Adj EBITDA    Net secured debt/ LTM Adj EBITDA      (4.5x in 2018, 4.25x in 2019, 4.00 in 2020 and thereafter)    (2.0x in 2019, 1.5x in 2020 and thereafter)  Interest Coverage    1.75x prior to December 31, 2020    1.25x      2.25x from December 31, 2020      Asset Coverage    N/A    1.0 : 1.0  CREDIT AGREEMENT COVENANT AMENDMENTS  9

KEY SEGMENT RESULTS - CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER.

	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL
Shipments								
Retail (short tons)	78,686	77,714	77,544	75,123	80,971	73,070	70,335	
Non-Retail (short tons)[1]	16,678	13,736	12,958	12,190	11,236	17,316	18,525	
Total Tissue Tons	95,364	91,450	90,502	87,313	92,207	90,386	88,860	
Converted Products (cases in thousands)[2]	13,123	12,709	12,727	12,662	13,262	12,027	11,789	
Sales Price								
Retail ($/short ton)	$2,772	$2,723	$2,754	$2,855	$2,715	$2,707	$2,615	
Non-Retail ($/short ton)[1]	$1,439	$1,454	$1,468	$1,480	$1,509	$1,372	$1,491	
Total Tissue ($/short ton)	$2,539	$2,533	$2,574	$2,663	$2,568	$2,451	$2,381	
Segment net sales ($ in thousands)	$242,423	$231,912	$232,916	$234,656	$238,842	$221,585	$211,642	
Segment GAAP operating income[3,6] ($ in thousands)	$6,204	$10,698	$4,525	$7,546	$1,629	($3,604)	$21,675	
Segment GAAP operating margin	2.6%	4.6%	1.9%	3.2%	0.7%	(1.6)%	10.2%	
Segment Adjusted EBITDA[3,4] ($ in thousands)	$26,986	$27,671	$25,969	$25,913	$17,369	$11,624	$13,423	
Segment Adjusted EBITDA margin[5]	11.1%	11.9%	11.1%	11.0%	7.3%	5.2%	6.3%	17.0%

[1] Includes away-from-home (AFH), contract and parent roll tissue products.
[2] Includes retail, AFH, and contract tissue case products.
[3] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[4] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[5] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales
[6] Operating income for Q3'18 includes $22.9 million for the gain on divested assets, net.

10

CLEARWATER PAPER TISSUE SHIPMENTS AND U.S. RETAIL TISSUE MARKET

CLEARWATER PAPER

CLW Q3'18 by Market Segment
(% of Tons)



Other 1%
Parent Rolls 12%
AFH 6%
Retail 81%

CLW Q2'18 by Market Segment
(% of Tons)



Other 1%
Parent Rolls 13%
AFH 6%
Retail 80%

U.S. Retail Tissue Market Q3'18 ($)
(MultiOutlet)[1]

CATEGORY	PRIVATE LABEL	BRANDS	TOTAL
Total Retail Tissue Share ($)	30%	70%	100%
% Change Q3'18 vs. Q2'18	0.3%	(0.3)%	—%

[1] Data Source: IRI Worldwide data through September 30, 2018.

11

Q3'18 VS. Q2'18 CONSUMER PRODUCTS ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

PRICE/MIX	Higher pricing due to previously announced increase and better product mix
VOLUME	Lower retail offset partially by higher non-retail shipments
PULP	Higher pulp prices
TRANSPORTATION	Operating model improvements by way of reduced freight and external warehousing
ENERGY	Seasonally higher electrical rates
DIVESTITURE	Divestiture of Ladysmith Mill



SEGMENT ADJ. EBITDA[1] (MILLIONS)
$20
$18
$16
$14
$12
$10
$8
$11.6
$3.0
-$0.9
-$1.2
$2.9
-$1.4
-$0.8
$0.2
$13.4
Q2'18 Segment Adj. EBITDA[1]
Price/Mix
Volume
Pulp
Transportation
Energy
Divestiture
Other
Q3'18 Segment Adj. EBITDA[1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

12

KEY SEGMENT RESULTS – PULP AND PAPERBOARD (UNAUDITED)

CLEARWATER PAPER

	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	PULP AND PAPERBOARD CROSS-CYCLE FINANCIAL MODEL
Shipments								
Paperboard (short tons)	210,382	207,152	200,569	210,098	206,309	216,582	218,135	
Sales Price								
Paperboard ($/short ton)	$927	$955	$965	$962	$960	$972	$985	
Segment net sales ($ in thousands)	$195,102	$197,751	$193,588	$202,060	$198,110	$210,514	$214,818	
Segment GAAP operating income[1] ($ in thousands)	$27,200	$21,071	$14,735	$34,354	$26,154	$34,192	$38,280	
Segment GAAP operating margin	13.9%	10.7%	7.6%	17.0%	13.2%	16.2%	17.8%	
Segment Adjusted EBITDA[1,2] ($ in thousands)	$35,305	$29,427	$23,063	$44,171	$35,874	$43,645	$47,667	
Segment Adjusted EBITDA margin[3]	18.1%	14.9%	11.9%	21.9%	18.1%	20.7%	22.2%	19.0%

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[3] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

13

CLEARWATER PAPER PAPERBOARD SHIPMENTS AND U.S. PAPERBOARD MARKET

CLEARWATER PAPER.

CLW Q3'18 by Market Segment
(% of Tons)



Folding
55%
Food Service
37%
Liquid Pkg
8%

CLW Q2'18 by Market Segment
(% of Tons)



Folding
59%
Food Service
33%
Liquid Pkg
8%

U.S. Paperboard Production Q3'18[3]

CATEGORY	CLEARWATER PAPER	OTHER
Total Domestic SBS[1] Market Share	14%	86%
Folding	19%	81%
Food Service[2]	14%	86%
Liquid Packaging	5%	95%

[1] Solid Bleached Sulfate.
[2] Food Service includes cup, plate, dish and tray products.
[3] Data Source: American Forest and Paper Association Solid Bleached Domestic Production – September YTD 2018.

14

 PRICE/MIX    Higher prices due to previously announced increase  VOLUME    Record paperboard shipments  PULP/WOOD FIBER    Lower fiber prices  ENERGY    Turbine outages  Q3’18 vs. Q2'18 PULP AND PAPERBOARD ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  15

 CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.                                    CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL    (Dollars in thousands)  Q1'17    Q2'17    Q3'17    Q4'17    Q1'18    Q2'18    Q3'18                                              Net sales  100%  100%  100%  100%  100%  100%  100%    100  %  Adjusted gross profit margin1  13.0%  11.7%  9.7%  14.2%  10.2%  10.6%  11.8%    17.0  %  Adjusted SG&A expenses1 as % of net sales  (7.2%)  (7.2%)  (6.8%)  (6.9%)  (6.6%)  (6.3%)  (6.0%)    (6.0%)  Adjusted operating margin1  5.8%  4.5%  2.9%  7.3%  3.6%  4.3%  5.8%    11.0  %  Adjusted net earnings1 as % of net sales  2.5%  1.8%  1.2%  2.5%  1.2%  1.6%  5.2%    5.0  %  Adjusted EBITDA margin1  11.3%  10.5%  8.8%  13.2%  9.1%  9.9%  11.5%    15.0%  16

Q4'18 ADJUSTED EBITDA OUTLOOK[1] RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

	OUTLOOK	
	THREE MONTHS ENDING DECEMBER 31, 2018	
	RANGE OF ESTIMATE	
(Dollars in thousands)	FROM	TO
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[2]:		
GAAP net earnings	$5,400	$8,200
Interest expense, net	6,500	7,600
Income tax provision	1,900	2,900
Depreciation and amortization expense	24,700	25,800
EBITDA[2]	$38,500	$44,500
Directors' equity-based compensation expense	300	300
Reorganization expenses associated with SG&A cost control measures	1,100	1,100
Consumer Products reorganization related expenses	100	100
Adjusted EBITDA[3]	$40,000	$46,000

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[2] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

17

Q4'18 ADJUSTED NET EARNINGS OUTLOOK[1] RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	OUTLOOK THREE MONTHS ENDING DECEMBER 31, 2018 RANGE OF ESTIMATE FROM	 TO
GAAP Operating Income	$15,000	$21,000
Directors' equity-based compensation expense	300	300
Reorganization expenses associated with SG&A cost control measures	1,100	1,100
Consumer Products reorganization related expenses	100	100
Adjusted operating income[2]	$16,500	$22,500

(Dollars in thousands)	FROM	TO
GAAP net earnings	$5,400	$8,200
Adjustments, after tax[3]:		
Directors' equity-based compensation expense	220	220
Reorganization expenses associated with SG&A cost control measures	810	810
Consumer Products reorganization related expenses	70	70
Adjusted net earnings[2]	$6,500	$9,300

	FROM	TO
GAAP net earnings per diluted common share[4]	$0.33	$0.50
Adjusted net earnings per diluted common share[2,4]	$0.39	$0.56

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[2] Adjusted operating income, Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] All non-tax items are tax affected at a 26% annual rate.
[4] GAAP net earnings per diluted common share and Adjusted net earnings per diluted common share are calculated utilizing third quarter 2018 diluted average common shares outstanding of 16,564 (in thousands).

18

   Q4'18 OUTLOOK1    1% - 2% Lower    4.0% - 5.5%    $40M - $46M    $0.39 - $0.56  NET SALES  ADJUSTED OPERATING MARGIN2,3  ADJUSTED EBITDA2  ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE2,4    1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings per diluted common share is calculated utilizing third quarter 2018 diluted average common shares outstanding of 16,564 (in thousands).  19

 APPENDIX    20

ADJUSTED GROSS PROFIT & ADJUSTED SG&A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18
Gross profit[1,2]	$50,465	$48,602	$39,742	$61,258	$44,519	$44,945	$50,239
Costs associated with Long Island facility closure	466	661	610	298	—	—	—
Costs associated with Oklahoma City facility closure	5,737	275	576	119	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	41	—	—	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	241	120	—	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	193	31	2
Consumer Products reorganization related expenses	—	—	—	—	—	792	158
Adjusted gross profit[3]	$56,668	$49,820	$41,048	$61,675	$44,712	$45,768	$50,399
Selling, general and administrative expenses (SG&A)[2]	($29,955)	($29,454)	($34,582)	($34,891)	($32,980)	($26,564)	($26,283)
Directors' equity-based compensation (benefit) expense	(1,450)	(1,483)	463	(363)	(709)	(1,990)	769
Costs associated with Oklahoma City facility closure	—	—	4,481	3,530	—	—	—
Manchester Industries acquisition related expenses	115	105	—	—	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	480	1,783	4,911	1,045	208
Other	—	—	—	—	—	338	(338)
Adjusted selling, general and administrative expenses[3]	($31,290)	($30,832)	($29,158)	($29,941)	($28,778)	($27,171)	($25,644)

[1] Gross profit is defined as net sales minus cost of sales.
[2] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[3] Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

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SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18
Consumer Products							
Operating income[1,3]	$6,204	$10,698	$4,525	$7,546	$1,629	($3,604)	$21,675
Costs associated with Long Island facility closure	466	661	610	298	—	—	—
Costs associated with Oklahoma City facility closure	5,737	275	5,057	3,649	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	41	—	—	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	241	120	—	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	—	20	1,443	216	87
Consumer Products reorganization related expenses	—	—	—	—	—	792	158
Gain on divested assets, net					—	—	(22,944)
Adjusted Consumer Products operating income[2]	$12,407	$11,916	$10,312	$11,513	$3,072	($2,596)	($1,024)
Pulp and Paperboard							
Operating Income[1]	$27,200	$21,071	$14,735	$34,354	$26,154	$34,192	$38,280
Reorganization expenses associated with SG&A cost control measures	—	—	—	132	291	92	71
Adjusted Pulp and Paperboard operating income[2]	$27,200	$21,071	$14,735	$34,486	$26,445	$34,284	$38,351
Corporate							
Operating loss[1]	($12,894)	($12,621)	($14,100)	($15,533)	($16,244)	($12,207)	($13,055)
Directors' equity-based compensation (benefit) expense	(1,450)	(1,483)	463	(363)	(709)	(1,990)	769
Manchester Industries acquisition related expenses	115	105	—	—	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	480	1,631	3,370	768	52
Other	—	—	—	—	—	338	(338)
Adjusted Corporate operating loss[2]	($14,229)	($13,999)	($13,157)	($14,265)	($13,583)	($13,091)	($12,572)

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
3 Operating income for Q3'18 includes $22.9 million for the gain on divested assets, net.

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ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18
GAAP net earnings	$7,515	$8,037	$863	$80,924	$2,600	$6,961	$34,444
Adjustments, after tax[1]:							
Directors' equity-based compensation (benefit) expense	(957)	(988)	306	(242)	(532)	(1,472)	524
Costs associated with Long Island facility closure	308	440	402	199	—	—	—
Costs associated with Oklahoma City facility closure	3,786	183	3,338	2,434	—	—	—
Manchester Industries acquisition related expenses	76	70	—	—	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	27	—	—	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	161	79	—	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	317	1,189	3,828	796	143
Federal tax rate change[3]	—	—	—	(70,055)	—	—	—
Impact of state tax rate changes	—	—	—	—	(676)	—	—
Consumer Products reorganization related expenses	—	—	—	—	—	586	108
Other	—	—	—	—	—	250	(250)
Gain on divested assets, net	—	—	—	—	—	—	(12,680)
Adjusted net earnings[2]	$10,728	$7,930	$5,305	$14,449	$5,220	$7,121	$22,289
Net earnings per diluted common share	$0.45	$0.48	$0.05	$4.88	$0.16	$0.42	$2.08
Adjustments, after tax[1]:							
Directors' equity-based compensation (benefit) expense	(0.06)	(0.06)	0.02	(0.01)	(0.03)	(0.09)	0.03
Costs associated with Long Island facility closure	0.02	0.03	0.02	0.01	—	—	—
Costs associated with Oklahoma City facility closure	0.23	0.01	0.20	0.15	—	—	—
Manchester Industries acquisition related expenses	—	0.01	—	—	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	—	—	—	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	0.01	0.01	—	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	0.02	0.07	0.22	0.04	0.01
Federal tax rate change[3]	—	—	—	(4.23)	—	—	—
Impact of state tax rate changes	—	—	—	—	(0.04)	—	—
Consumer Products reorganization related expenses	—	—	—	—	—	0.04	0.01
Other	—	—	—	—	—	0.02	(0.02)
Gain on divested assets, net	—	—	—	—	—	—	(0.76)
Adjusted net earnings per diluted common share[2]	$0.64	$0.48	$0.32	$0.87	$0.31	$0.43	$1.35

[1] All non-tax items are tax effected at the expected annual rate for that period.
[2] Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] The federal tax rate change in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

23

ADJUSTED INCOME TAX PROVISION RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18
GAAP income tax (provision) benefit	($5,000)	($3,955)	$3,095	$62,245	$360	($2,510)	($3,675)
Adjustments, tax impact:							
Directors' equity-based compensation benefit (expense)	493	495	(157)	121	177	518	(245)
Costs associated with Long Island facility closure	(158)	(221)	(208)	(99)	—	—	—
Costs associated with Oklahoma City facility closure	(1,951)	(92)	(1,719)	(1,215)	—	—	—
Manchester Industries acquisition related expenses	(39)	(35)	—	—	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	(14)	—	—	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	(80)	(41)	—	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	(163)	(594)	(1,276)	(280)	(67)
Federal tax rate change[2]	—	—	—	(70,055)	—	—	—
Impact of state tax rate changes	—	—	—	—	(676)	—	—
Consumer Products reorganization related expenses	—	—	—	—	—	(206)	(50)
Other	—	—	—	—	—	(88)	88
Gain on divested assets, net	—	—	—	—	—	—	10,264
Adjusted income tax (provision) benefit[1]	($6,655)	($3,902)	$807	($9,597)	($1,415)	($2,566)	$6,315

[1] Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[2] The federal tax rate change in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

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EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[1]							
GAAP net earnings	$7,515	$8,037	$863	$80,924	$2,600	$6,961	$34,444
Interest expense, net	8,043	7,673	7,683	7,975	8,020	7,723	7,547
Income tax provision (benefit)	5,000	3,955	(3,095)	(62,245)	(360)	2,510	3,675
Depreciation and amortization expense	27,557	26,055	25,856	25,522	25,167	25,177	25,342
EBITDA[1]	$48,115	$45,720	$31,307	$52,176	$35,427	$42,371	$71,008
Directors' equity-based compensation (benefit) expense	(1,450)	(1,483)	463	(363)	(709)	(1,990)	769
Costs associated with Long Island facility closure	466	365	314	298	—	—	—
Costs associated with Oklahoma City facility closure	2,074	275	5,057	3,649	—	—	—
Manchester Industries acquisition related expenses	115	105	—	—	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	41	—	—	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	480	1,783	5,104	1,076	210
Consumer Products reorganization related expenses	—	—	—	—	—	792	158
Other	—	—	—	—	—	338	(338)
Gain on divested assets, net	—	—	—	—	—	—	(22,944)
Adjusted EBITDA[2]	$49,320	$45,023	$37,621	$57,543	$39,822	$42,587	$48,863

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings. EBITDA is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[2] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

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SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18
Consumer Products							
Operating income[1,4]	$6,204	$10,698	$4,525	$7,546	$1,629	($3,604)	$21,675
Depreciation and amortization expense	18,242	16,292	16,073	14,400	14,297	14,220	14,447
Segment EBITDA[2]	$24,446	$26,990	$20,598	$21,946	$15,926	$10,616	$36,122
Costs associated with Long Island facility closure	466	365	314	298	—	—	—
Costs associated with Oklahoma City facility closure	2,074	275	5,057	3,649	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	41	—	—	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	—	20	1,443	216	87
Consumer Products reorganization related expenses	—	—	—	—	—	792	158
Gain on divested assets, net	—	—	—	—	—	—	(22,944)
Segment Adjusted EBITDA[3]	$26,986	$27,671	$25,969	$25,913	$17,369	$11,624	$13,423
Pulp and Paperboard							
Operating income[1]	$27,200	$21,071	$14,735	$34,354	$26,154	$34,192	$38,280
Depreciation and amortization expense	8,105	8,356	8,328	9,685	9,429	9,361	9,316
Segment EBITDA[2]	$35,305	$29,427	$23,063	$44,039	$35,583	$43,553	$47,596
Reorganization expenses associated with SG&A cost control measures	—	—	—	132	291	92	71
Segment Adjusted EBITDA[3]	$35,305	$29,427	$23,063	$44,171	$35,874	$43,645	$47,667
Corporate							
Operating loss[1]	($12,894)	($12,621)	($14,100)	($15,533)	($16,244)	($12,207)	($13,055)
Depreciation and amortization expense	1,210	1,407	1,455	1,437	1,441	1,596	1,579
Non-operating pension and other postretirement benefit costs[1]	48	517	291	287	(1,279)	(1,187)	(1,234)
Corporate EBITDA[2]	($11,636)	($10,697)	($12,354)	($13,809)	($16,082)	($11,798)	($12,710)
Directors' equity-based compensation (benefit) expense	(1,450)	(1,483)	463	(363)	(709)	(1,990)	769
Manchester Industries acquisition related expenses	115	105	—	—	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	480	1,631	3,370	768	52
Other	—	—	—	—	—	338	(338)
Corporate Adjusted EBITDA[3]	($12,971)	($12,075)	($11,411)	($12,541)	($13,421)	($12,682)	($12,227)

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization and non-operating pension and other postretirement benefit costs. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.
[3] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[4] Operating income for Q3'18 includes $22.9 million for the gain on divested assets, net.

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